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                                                                     EXHIBIT 1.1

                                 350,000 SHARES

                                NORTHEAST BANCORP
                          COMMON STOCK, $1.00 PAR VALUE


                             UNDERWRITING AGREEMENT



Advest, Inc.
One Rockefeller Center, 20th Floor
New York, NY  10281-1013

Dear Sirs and Mesdames:

         Square Lake Holding Corporation, a Maine corporation (the "Selling Shareholder"), proposes, subject to the terms and conditions stated herein, to sell to Advest, Inc. (the "Underwriter"), an aggregate of 350,000 shares (the "Shares") of Common Stock, $1.00 par value (the "Common Stock"), of Northeast Bancorp (the "Company")

         The Selling Shareholder, the Company, and Northeast Bank, F.S.B., a wholly-owned subsidiary of the Company (the "Bank"), intending to be legally bound, hereby confirm their agreement with the Underwriter as follows:

         1. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDER. The Selling Shareholder represents and warrants to, and agrees with, the Underwriter that:

         (a) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder, and assuming due execution by the Company, the Bank and the Underwriter, constitutes the valid and binding agreement of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms (except in all cases to the extent as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, readjustment of debt, fraudulent conveyance, or similar laws relating to or affecting creditors' rights generally or general principles of equity, whether considered in a proceeding in equity or at law, and except as the enforcement of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws).

         (b) The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, this Agreement and the Power of Attorney appointing certain individual(s) as such Selling Shareholder's attorney(s)-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (as hereinafter defined) (the "Power of Attorney") will not (with or without the giving of notice or the passage of


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time or both) (i) conflict with any term or provision of the Selling
Shareholder's articles of incorporation or bylaws or other organizational documents, as amended, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Shareholder is a party or to which its properties or assets is subject or (iii) conflict with or violate any law, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Selling Shareholder or any of the Selling Shareholder's properties or assets.

         (c) The Selling Shareholder will have, as of the Time of Delivery (as hereinafter defined), valid title to the Shares and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney and to sell, transfer and deliver the Shares.

         (d) The Power of Attorney has been duly authorized, executed and delivered by the Selling Shareholder and is a valid and binding agreement of the Selling Shareholder.

         (e) Upon delivery of the certificates for the Shares properly indorsed to the Underwriter and payment of the purchase price therefor pursuant to this Agreement, assuming the Underwriter has no notice of adverse claim and is acting in good faith, title to such Shares will be passed to the Underwriter, free and clear of all liens, security interests, pledges, charges, equities, and other encumbrances, other than as created by or through the Underwriter.

         (f) The Selling Shareholder does not require any consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body in connection with the sale of the Shares to be sold by the Selling Shareholder or the consummation of the transactions contemplated by this Agreement, except for the registration of the Shares under the Act, of the Common Stock under the Exchange Act (as hereinafter defined) and such as may be required by the NASD (as hereinafter defined) and under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriter.

         (g) The Selling Shareholder has not (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than pursuant to this Agreement.

         (h) The Selling Shareholder has read the Registration Statement, each Preliminary Prospectus (as hereinafter defined), and the Prospectus (as hereinafter defined) and, to the extent of any statement or omission from the Registration Statement, any Preliminary Prospectus, or the Prospectus which were made or omitted in reliance upon and in conformity with information

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furnished to the Company by the Selling Shareholder for use therein, to the best knowledge of the Selling Shareholder, the Registration Statement, at the effective date, each Preliminary Prospectus, at its date of issuance, and the Prospectus, from its date of issuance through the Time of Delivery, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE BANK. Each of the Company and the Bank jointly and severally represents and warrants to the Underwriter and the Selling Shareholder as of the date hereof and as of the Time of Delivery, and agrees with, the Underwriter and the Selling Shareholder that:

         (a) A registration statement on Form S-3 (File No. 333-53313) with respect to the offer and sale of the Shares, including a related preliminary prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has become effective under the Act and information has been omitted therefrom in accordance with Rule 430A under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Underwriter, or (ii) if such registration statement, as it may have been amended, has not become effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been provided to and approved by the Underwriter prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including (A) all financial statements, schedules and exhibits thereto, (B) all documents (or portions thereof) incorporated by reference therein, and (C) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective), including all documents (or portions thereof) incorporated by reference therein; and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement, in either case, including all documents (or portions thereof) incorporated by reference therein. As used herein, any reference to any statement or information as being "made," "included," "contained," "disclosed" or "set forth" in any Preliminary Prospectus, a Prospectus, or any amendment or supplement thereto, or the Registration Statement or any amendment thereto (or other similar references) shall refer both to information and statements actually appearing in such document as well as information and statements incorporated by reference therein.

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         (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus and no proceeding for that purpose has been instituted or, to the knowledge of the Company or the Bank, threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or to the knowledge of the Company or the Bank, threatened or contemplated by the Commission or the securities authority of any state or other jurisdiction.

         (c) When any Preliminary Prospectus was filed with the Commission, at the time it was filed, it contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder. Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Prospectus, when filed with the Commission, conformed or will conform in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. When the Registration Statement or any amendment thereto was or is declared effective, and at the Time of Delivery (as hereinafter defined), it (i) contained and will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at the Time of Delivery, the Prospectus, as amended or supplemented at any such time, (i) contained and will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (c) do not apply to statements or omissions made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Underwriter or the Selling Shareholder specifically for use therein. It is understood that the statements set forth in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto (W) in the last paragraph of the cover page of the Prospectus, (X) on the inside cover page with respect to stabilization and passive market making, and (Y) in the third, and eighth paragraphs and the list of Underwriters under the section entitled "Underwriting," constitute the only written information furnished to the Company by or on behalf of the Underwriter specifically for use in the Registration Statement, any Preliminary Prospectus, or any amendment thereto or the Prospectus and any amendment or supplement thereto, as the case may be.


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         (d) There are no legal or governmental proceedings pending or, to the knowledge of the Company or the Bank, threatened to which the Company or any of its subsidiaries listed on Exhibit A hereto is a party or to which any of the properties of the Company or any subsidiary is subject that are required to be described in the Registration Statement or the Prospectus and are not so described and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

         (e) Each of the Company and each of its subsidiaries (except the Bank) have been duly incorporated, are validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and each has full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus. The Bank has been duly organized and is validly existing as a federally chartered stock savings bank with full power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Prospectus. The Company and the Bank have full power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. Each of the Company and its subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

         (f) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus as of the date set forth therein (except for subsequent issuance, if any, pursuant to reservations, agreements, or employee benefit plans described in the Prospectus or pursuant to the exercise of convertible securities or options described in the Prospectus). All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the descriptions of the Common Stock contained in the Prospectus. None of the issued and outstanding shares of capital stock of the Company or any of its subsidiaries has been issued in violation of any statutory preemptive rights of shareholders.

         (g) All of the issued and outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company or one of its subsidiaries, free and clear of all liens, security interests, pledges, charges, encumbrances or claims of any nature whatsoever. The Company does not own or control, directly or indirectly any corporation, association, or other entity other than the subsidiaries listed in Exhibit 21.1 to the Annual Report on Form 10-K for the Company's fiscal year ended June 30, 1997 or as disclosed in the Prospectus.

         (h) Except as disclosed in the Prospectus (and except for subsequent issuances of options, capital stock, or other rights under agreements, employee benefit plans, or other arrangements referred to in the Prospectus), there are no outstanding (i) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or

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any of its subsidiaries, (ii) warrants, rights or options to subscribe for or purchase from the Company or any of its subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any of its subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

         (i) Except as disclosed in or contemplated by the Registration Statement or the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries taken as a whole, (ii) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any material change in the capital stock, or a material increase in long-term debt or short-term debt of the Company or any of its subsidiaries, and (iv) there has not been any material adverse change, or any development which is reasonably likely to have a material adverse effect on the Company or its subsidiaries taken as a whole.

         (j) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or, requiring the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or requiring the registration of any securities pursuant to any other registration statement filed by the Company under the Act. Neither the filing of the Registration Statement nor the offering or sale of Shares as contemplated by this Agreement gives any security holder of the Company any rights for or relating to the registration of any shares of Common Stock or any other capital stock of the Company, except such as have been satisfied or waived.

         (k) Except as disclosed in the Registration Statement or the Prospectus, neither the Company nor any of its subsidiaries is, or with the giving of notice or passage of time or both would be, in material violation of its articles of incorporation or bylaws or in material default under any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective material properties or assets are subject.

         (l) The Company and its subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus (including the financial statements thereto) or such as would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole; and any real property and buildings held under lease by the Company or any of its subsidiaries are held under valid, subsisting and enforceable leases, with

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such exceptions as are disclosed in the Prospectus or are not material to the
Company or any subsidiary.

         (m) The Company does not require any consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body in connection with the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and of the Common Stock under the Exchange Act, and such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriter.

         (n) Other than as disclosed in the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation (including without limitation, any bank or savings and loan holding company regulatory proceeding) pending or, to the knowledge of the Company or the Bank, threatened in which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or any subsidiary, would individually or in the aggregate have a material adverse effect on the financial position, results of operations, or business of the Company and its subsidiaries taken as a whole. Neither the Company nor any subsidiary is in violation of, or in default with respect to, any law, statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

         (o) Baker, Newman & Noyes, Limited Liability Company, which has expressed their opinion with respect to certain financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder.

         (p) The consolidated financial statements and schedules (including the related notes) of the Company and its consolidated subsidiaries included in the Registration Statement, the Prospectus and/or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of the Company and its subsidiaries, on a consolidated basis, at the dates and for the periods presented. The selected financial data set forth under the caption "Selected Financial Information" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein, and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The supporting notes and schedules included in the Registration Statement, the Prospectus and/or any Preliminary Prospectus fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole. The unaudited interim consolidated financial statements included or

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incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Rule 10-01 of Regulation S-X under the Act.

         (q) This Agreement has been duly authorized, executed and delivered by each of the Company and the Bank and, assuming due execution by the Underwriter, constitutes the valid and binding agreement of each of the Company and the Bank enforceable against the Company and the Bank in accordance with its terms (except in all cases to the extent as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, readjustment of debt, fraudulent conveyance, or similar laws relating to or affecting creditors' rights generally or general principles of equity, whether considered in a proceeding in equity or at laws, and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws).

         (r) The performance of this Agreement and the consummation of the transactions herein contemplated will not (with or without the giving of notice or the passage of time or both) in any respect material to the condition (financial or otherwise), business or results of operations of the Company and its subsidiaries, taken as a whole, (i) conflict with or violate any term or provision of the articles of incorporation or bylaws or other organizational documents of the Company or any subsidiary, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any subsidiary is a party or to which any of their respective properties or assets is subject, (iii) conflict with or violate any law, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any subsidiary or any of their respective properties or assets or (iv) result in a breach, termination or lapse of the corporate power and authority of the Company or any subsidiary to own or lease and operate their respective assets and properties and conduct their respective business as described in the Prospectus.

         (s) The Company has not distributed and will not distribute prior to the Time of Delivery any offering material in connection with the offering and sale of the Shares other than the Registration Statement, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Act.

         (t) The Company and the Bank have not, and its officers, directors or affiliates have not (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) except pursuant to this Agreement, since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

         (u) The Company has not been advised, and has no reason to believe, that either it or any of its subsidiaries is not conducting business in compliance with applicable laws, rules, and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable

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local, state and federal environmental laws and regulations; except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business, or results of operations of the Company and its subsidiaries, taken as a whole.

         (v) The Company or its subsidiaries own or possess adequate right to use all material patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles"), the loss of any of which would have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole; and, neither the Company nor any subsidiary has infringed or is infringing, and neither the Company nor any subsidiary has received notice of infringement with respect to, asserted Intangibles of others.

         (w) The Company and its subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed by them and have paid all taxes shown as due on such returns as well as all other taxes, assessments and governmental charges that are due and payable; and no material deficiency with respect to any such return has been assessed or proposed.

         (x) Except for such plans that are expressly disclosed in the Prospectus, the Company and its subsidiaries do not maintain, contribute to or have any material liability with respect to any employee benefit plan, profit sharing plan, employee pension benefit plan, employee welfare benefit plan, equity-based plan or deferred compensation plan or arrangement ("Plans") that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder ("ERISA"). All Plans are in compliance in all material respects with all applicable laws, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), and have been operated and administered in all material respects in accordance with their terms. No Plan is a defined benefit plan or multi employer plan. The Company does not provide retiree life and/or retiree health benefits or coverage for any employee or any beneficiary of any employee after such employee's termination of employment, except as required by Section 4980B of the Code or under a Plan which is intended to be "qualified" under Section 401(a) of the Code. No material liability has been, or could reasonably be expected to be, incurred under Title IV of ERISA or Section 412 of the Code by any entity required to be aggregated with the Company or any of the Subsidiaries pursuant to Section 4001(b) of ERISA and/or Section 414(b) or (c) of the Code (and the regulations promulgated thereunder) with respect to any "employee pension benefit plan" which is not a Plan. As used in this subsection, the terms "defined benefit plan," "employee benefit plan," "employee pension benefit plan," "employee welfare benefit plan" and "multi employer plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

         (y) No material labor dispute exists with the Company's or any subsidiary's employees, and no such labor dispute is threatened. The Company has no knowledge of any existing or threatened labor disturbance by the employees of any of its principal agents, suppliers, contractors

                                       9-

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or customers that would have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

         (z) The Company and its subsidiaries have received all material permits, licenses, franchises, authorizations, registrations, qualifications and approvals (collectively, "Permits") of governmental or regulatory authorities (including, without limitation, state and/or other bank or savings and loan holding company regulatory authorities) as may be required of them to own their properties and conduct their businesses in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; and the Company and its subsidiaries are operating in substantial compliance with, and have performed all of their material obligations with respect to, such Permits required under applicable laws in connection with the business and operations of the Company and its subsidiaries, and no event has occurred which allows or, after notice or lapse of time or both, would allow revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such Permits contain no restrictions that materially affect the ability of the Company and its subsidiaries to conduct their businesses and no bank or savings and loan holding company regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any of its subsidiaries to the Company.

         (aa) Since the date of the Prospectus the Company and each of its subsidiaries has filed, or has had filed on its behalf, on a timely basis, all materials, reports, documents and information, including but not limited to annual reports and reports of examination with each applicable bank or savings and loan regulatory authority, board or agency, which are required to be filed by it, except where the failure to have timely filed such materials, reports, documents and information would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

         (bb) Neither the Company, nor any subsidiary is an "investment company" or a company "controlled" by an investment company as such terms are defined in Sections 3(a) and 2(a)(9), respectively, of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and, if the Company or any subsidiary conducts its business as set forth in the Registration Statement and the Prospectus, will not become an "investment company" and will not be required to register under the Investment Company Act.

         3. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Shareholder, at a purchase price of [__________] Dollars and [_________] cents ($[__________]) per share
(the "Per Share Price"), the Shares.

         4. OFFERING BY THE UNDERWRITER. Upon the authorization by the Underwriter of the release of the Shares, the Underwriter proposes to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

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         5. DELIVERY OF SHARES; CLOSING. Certificates in definitive form for the
Shares to be purchased by the Underwriter hereunder, and in such denominations and registered in such names as the Underwriter may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Selling Shareholder to the Underwriter, against payment by the Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds to such accounts as the Selling Shareholder shall designate in writing. The closing of the sale and purchase of the Shares shall be held at the offices of Tyler Cooper & Alcorn, LLP, CityPlace, 35th Floor, Hartford, Connecticut 06103-3488, except that physical delivery of such certificates shall be made at the office of The Depository Trust Company, 55 North Water Street,
New York, New York 10041. The time and date of such delivery and payment shall be at 10:00 a.m., New York, New York time, on the fourth (4th) full business day after this Agreement is executed or at such other time and date, not later than five (5) full business days after the execution of this Agreement, as the Underwriter and the Selling Shareholder may agree upon in writing. Such time and date for delivery is herein called the "Time of Delivery." The Selling Shareholder will make such certificates available for checking and packaging at least 24 hours prior to the Time of Delivery at the office of The Depository Trust Company, 55 North Water Street, New York, New York 10041 or at such other location specified by you in writing at least 48 hours prior to the Time of Delivery.

         6. COVENANTS OF THE SELLING SHAREHOLDER. The Selling Shareholder covenants and agrees with the Underwriter that:

         (a) The Selling Shareholder will cooperate to the extent necessary to cause the Registration Statement, if not effective prior to the execution and delivery of this Agreement, to become effective.

         (b) The Selling Shareholder will pay all federal and other taxes, if any on the transfer or sale of the Shares.

         (c) The Selling Shareholder will do or perform all things required to be done or performed by the Selling Shareholder prior to the Time of Delivery to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

         (d) During the period beginning from the date hereof and continuing to and including the date 40 days after the date of the Prospectus, the Selling Shareholder will not, without the prior written consent of the Underwriter, directly or indirectly (i) offer, sell, contract to sell or otherwise dispose of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, the economic consequences of ownership of shares of Common Stock whether any such swap or other agreement is to be settled by delivery of shares of Common Stock, other securities, cash or otherwise.


                                       11-

         (e) The Selling Shareholder has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of Common Stock to facilitate the sale or resale of the Shares.

         7. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Underwriter that:

         (a) The Company will endeavor to cause the Registration Statement, if not effective prior to the execution and delivery of this Agreement, to become effective. If the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph
(1) (or, if applicable and if consented to by you, subparagraph (4)) of Rule 424(b) within the time period required under Rule 424(b) under the Act. The Company will advise you promptly of any such filing pursuant to Rule 424(b). The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

         (b) The Company will not file with the Commission the Prospectus or the amendment referred to in Section 1(a) hereof, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless the Underwriter has received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof and will endeavor to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the request of the Underwriter or counsel for the Underwriter, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriter and will endeavor to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act. The Company will advise the Underwriter, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto

                                       12-
has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Underwriter of each such filing or effectiveness.

         (c) The Company will advise the Underwriter promptly after receiving notice or obtaining knowledge of (i) when any post-effective amendment to the Registration Statement is filed with the Commission, (ii) the receipt of any comments from the Commission concerning the Registration Statement, (iii) when any post-effective amendment to the Registration Statement becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed,
(iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (v) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, (vi) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its reasonable efforts to prevent the issuance of any such stop order or suspension and, if any such stop order or suspension is issued, to obtain the withdrawal thereof as promptly as possible.

         (d) If the delivery of a prospectus relating to the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus, the Company will promptly notify the Underwriter and upon its request (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to the Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as the Underwriter may from time to time reasonably request.

         (e) The Company will cooperate with the Underwriter in connection with the qualification or registration of the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Underwriter may request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

         (f) The Company will promptly provide the Underwriter, without charge,
(i) 2 manually executed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including all exhibits and all documents or information incorporated by reference therein, (ii) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement

                                       13-
thereto as the Underwriter may reasonably request. The terms "amendment" and "supplement" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act, as amended, that are deemed to be incorporated by reference in the Prospectus.

         (g) The Company will make generally available to its security holders an earnings statement of the Company as soon as practicable, but in no event later than 15 months after the end of the Company's current fiscal quarter, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited), but beginning not later than 4 months after such effective date, which will satisfy the provisions of the last subsection of Section 11(a) of the Act and Rule 158 thereunder.

         (h) During the period beginning from the date hereof and continuing to and including the date 40 days after the date of the Prospectus, the Company will not, and will cause its officers and directors not to, without the prior written consent of the Underwriter, directly or indirectly (i) offer, sell, contract to sell or otherwise dispose of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, the economic consequences of ownership of shares of Common Stock whether any such swap or other agreement is to be settled by delivery of shares of Common Stock, other securities, cash or otherwise; except for the sale of the Shares hereunder and except for the issuance of Common Stock upon the exercise of stock options or warrants or the conversion of convertible securities outstanding on the date of this Agreement to the extent that such stock options, warrants and convertible securities are disclosed in the Prospectus or except for the grant to employees of stock options to purchase Common Stock.

         (i) During the period of three years after the effective date of the Registration Statement, the Company will furnish to the Underwriter without charge, (i) copies of all reports or other communications (financial or other) furnished to shareholders and (ii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the NASD or any national securities exchange.

         (j) Prior to the termination of the underwriting contemplated by this Agreement, neither the Company nor any of its officers, directors or affiliates will (i) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company or
(ii) sell, bid for, purchase (except pursuant to previously authorized dividend reinvestment purchases) or pay anyone any compensation for soliciting purchases of, the Shares.

         (k) In case of any event, at any time within the period during which a prospectus is required to be delivered under the Act, as a result of which any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend

                                       14-
any Preliminary Prospectus or the Prospectus to comply with the Act or any applicable securities or blue sky laws, the Company promptly will prepare and file with the Commission, and any applicable state securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the Underwriter such number of copies of such amendment(s), supplement(s) or document(s) as the Underwriter may reasonably request. For purposes of this subsection (k), the Company will provide such information to the Underwriter, the Underwriter's counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or file any document, and shall furnish to the Underwriter and the Underwriter's counsel such further information as each may from time to time reasonably request.

         8.       EXPENSES.

         (a) The Company and the Selling Shareholder will pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholder under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to
Section 11 hereof, including, without limitation, all costs and expenses incident to (i) the printing of and mailing expenses associated with the Registration Statement, any Preliminary Prospectus, and the Prospectus and any amendments or supplements thereto, this Agreement, and related documents (collectively, the "Underwriting Documents") and the preliminary Blue Sky memorandum relating to the offering prepared by Tyler Cooper & Alcorn, LLP, counsel to the Underwriter (collectively with any supplement thereto, the "Preliminary Blue Sky Memorandum"); (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation and, if applicable, filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, the Underwriting Documents and the Preliminary Blue Sky Memorandum; (iii) the delivery of copies of the foregoing documents to the Underwriter; (iv) the filing fees of the Commission and the NASD relating to the Shares; (v) the preparation, issuance and delivery to the Underwriter of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (vi) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriter (and local counsel therefor) relating thereto; (vii) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares; (viii) the costs of advertising the offering, including, without limitation, with respect to the placement of "tombstone" advertisements in publications selected by the Underwriter; and (ix) all other costs and expenses reasonably incident to the performance of the Company's and the Selling Shareholder's obligations hereunder that are not otherwise specifically provided for in this Section 8.

         (b) The Selling Shareholder agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares.


                                       15-

         9. CONDITIONS OF THE UNDERWRITER'S OBLIGATIONS. The obligations of the Underwriter hereunder to purchase and pay for the Shares to be delivered at the Time of Delivery shall be subject, in its discretion, to the accuracy of the representations and warranties of each of the Company, the Bank, and the Selling Shareholder contained herein as of the date hereof and as of the Time of Delivery, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their respective covenants and agreements hereunder, and to the following additional conditions precedent:

         (a) If the registration statement as amended to date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 5:30 p.m. Hartford, Connecticut time, on the date of this Agreement or such later date and/or time as shall have been consented to by you in writing. If required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Underwriter, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriter.

         (b) The Underwriter shall have received a copy of an executed lock-up agreement from the Company, the Selling Shareholder, each of the Company's officers and directors and certain shareholders of Common Stock.

         (c) You shall have received an opinion, dated the Time of Delivery, of Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., counsel for the Company and the Selling Shareholder, in form and substance satisfactory to you and your counsel, to the effect that:

                  (1) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Maine and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and perform its obligations hereunder. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

                  (2) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus as of the date set forth therein (except for subsequent issuance, if any, pursuant to reservations, agreements, or employee benefit plans described in the Prospectus or pursuant to the exercise of convertible securities or options described in the Prospectus). All of the issued and outstanding Shares have been duly authorized and validly issued, are

                                       16-
         fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the Shares have been issued in violation of any statutory or any other preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of Common Stock of the Company or capital stock of its subsidiaries) has any statutory or any other preemptive or other rights to subscribe for any of the Shares.

                  (3) To counsel's knowledge the Company does not own or control, directly or indirectly any corporation, association, or other entity other than the subsidiaries listed in Exhibit 21.1 to the Annual Report on Form 10-K for the Company's fiscal year ended June 30, 1997 or as disclosed in the Prospectus.

                  (4) Except as disclosed in the Prospectus (and except for subsequent issuances of options, capital stock, or other rights under agreements, employee benefit plans, or other arrangements referred to in the Prospectus), there are, to such counsel's knowledge, no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any of its subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company or any of its subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (5) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or, requiring the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or requiring the registration of any securities pursuant to any other registration statement filed by the Company under the Act.

                  (6) To such counsel's knowledge, except as disclosed in the Registration Statement or the Prospectus, the Company is not, nor with the giving of notice or passage of time or both, would be, in material violation of its articles of incorporation or bylaws, in each case as amended to date, or, in default in any material respect under any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or to which any of their respective properties or assets is subject.

                  (7) The sale of the Shares being sold at the Time of Delivery and the performance of this Agreement and the consummation of the transactions herein contemplated will not in any respect material to the condition (financial or otherwise), business, or results of operation of the Company and its subsidiaries, taken as a whole, conflict with or violate any provision

                                       17-
         of the articles of incorporation or bylaws of the Company or any of its subsidiaries, in each case as amended to date, or to such counsel's knowledge, any existing law, statute, rule or regulation, or in any material respect, conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets is subject, or, conflict with or violate any order, judgment or decree known to such counsel, of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

                  (8) To such counsel's knowledge, no consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except such as have been or will have been obtained and are or will be in effect, and except the registration of the Shares under the Act, of Common Stock under the Exchange Act and such as may be required by the NASD or under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriter.

                  (9) To such counsel's knowledge and other than as disclosed in or contemplated by the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or threatened, in which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole; and, to such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any law, statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

                  (10) To counsel's knowledge, the statements incorporated by reference in the Prospectus to Item 1 - Business of the Company, Form 10-K for the year ended June 30, 1997 have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations, or legal conclusions, are correct in all material respects.

                  (11) This Agreement has been duly authorized, executed and delivered by each of the Company and the Bank and, assuming due execution by the Underwriter, constitutes the valid and binding agreement of each of the Company and the Bank.


                                       18-

                  (12) To such counsel's knowledge, the Company has received all material Permits, of governmental or regulatory authorities (including, without limitation, state and/or other insurance regulatory authorities) as may be required of them to own their properties and to conduct their businesses in the manner described in the Prospectus, subject to such qualification as may be set forth in the Prospectus; to such counsel's knowledge, the Company and its subsidiaries are operating in substantial compliance with, and have performed all of their material obligations with respect to, such Permits required under applicable laws in connection with the business and operations of the Company, and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permits, subject in each case to such qualifications as may be set forth in the Prospectus; and other than as described in the Prospectus, to counsel's knowledge no Permit contains any restrictions that materially affect the ability of the Company to conduct its businesses.

                  (13) The Registration Statement and the Prospectus and each amendment or supplement thereto (other than the financial statements, the notes and schedules thereto and other financial data included therein, to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements for registration statements on Form S-3 under the Act. To counsel's knowledge, the descriptions in the Registration Statement and the Prospectus of contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                  Such counsel shall also state that they have participated in the preparation of the Registration Statement and the Prospectus and in conferences with officers and other representatives of the Company and the Selling Shareholder, representatives of the independent public accountants for the Company, and representatives of and counsel to the Underwriter at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel has not passed upon or assumed any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and although such counsel has not undertaken to verify independently the accuracy or completeness of the statements in the Registration Statement or the Prospectus, nothing has come to such counsel's attention to lead them to believe that the Registration Statement, or any further amendment thereto made prior to the Time of Delivery, on its effective date and as of the Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to the Time of Delivery, as of its issue date and as of the Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not

                                       19-
         misleading (provided that such counsel need express no belief regarding the financial statements, the notes and schedules thereto and other financial data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

                  (14) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

                  (15) The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, this Agreement and the Power of Attorney will not conflict or violate any provision of the articles of incorporation or bylaws or other organizational documents of the Selling Shareholder or, to counsel's knowledge, any existing law, statute, rule or regulation, or in any material respect, conflict with, or (with or without the giving of notice or the passage of time or both) result in a material breach or material violation of any of the terms or provisions of, or constitute a material default under, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Selling Shareholder is a party or, conflict with or violate any judgment, order or decree known to such counsel, of any governmental body, agency or court having jurisdiction over the Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Shares.

                  (16) The Selling Shareholder has valid title to the Shares and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney and to sell, transfer and deliver the Shares.

                  (17) The Power of Attorney has been duly authorized, executed and delivered by the Selling Shareholder and is a valid and binding agreement of the Selling Shareholder.

                  (18) Upon delivery of the certificates for the Shares properly indorsed to the Underwriter and payment of the purchase price therefor pursuant to this Agreement, assuming the Underwriter has no notice of adverse claim and is acting in good faith, title to such Shares will be passed to the Underwriter, free and clear of all liens, security interests, pledges, charges, equities, and other encumbrances, other than as created by or through the Underwriter.

                  In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of officers of the Company, public officials and the Selling Shareholder and on letters from officials of the NASD. In rendering such opinion, counsel may state that they are passing only on matters of Florida state law and United States law, and may either (A) rely upon an opinion or opinions, each dated as of the

                                       20-

         Time of Delivery of other counsel retained by them or the Company as to the laws of any jurisdiction other than the United States or the State of Florida, provided that such reliance is expressly authorized by each opinion so relied upon, and a copy of each such opinion is delivered to the Underwriter, and counsel shall state in their opinion that both they and the Underwriter are justified in relying thereon, or (B) assume that the laws of the State of Maine or the State of New York are identical to the laws of the State of Florida in all respects material to the opinion being rendered by counsel to the Company, provided that such assumption is expressly disclosed in the opinion.

         (d) Tyler Cooper & Alcorn, LLP, counsel for the Underwriter, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company and the Selling Shareholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. Such opinion or opinions may be rendered in reliance upon the opinion of other counsel and/or assume that the laws of the States of Maine and New York are identical to the laws of the State of Connecticut in all respects material to their opinion.

         (e) The Underwriter shall have received, on each of the date hereof and the Closing Date, as the case may be, in form and substance satisfactory to the Underwriter, from Baker, Newman & Noyes, Limited Liability Company, independent public accountants, a letter or letters, as the case may be, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Underwriter with respect to the financial statements and certain financial information contained in the Registration Statement and Prospectus; provided that the letter or letters, as the case may be, delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

         (f) Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor any of the subsidiaries shall have sustained any change, or any development involving a prospective material change (including, without limitation, a change in management or control of the Company), in or materially affecting the position (financial or otherwise), results of operations, net worth or business prospects of the Company and its subsidiaries, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, in your sole judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

         (g) Subsequent to the date hereof, there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the American Stock Exchange or any setting of minimum prices for trading on such exchange, or in the Common Stock of the Company by the Commission or the American Stock Exchange; (ii) a moratorium on commercial banking activities in New York, Maine or Connecticut declared by either federal or state authorities; or (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity or emergency if the

                                       21-
effect of any such event specified in this clause (iii) in your sole judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at the Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

         (h) Each of the Company and the Selling Shareholder shall have furnished to you at the Time of Delivery certificates of the chief executive and chief financial officers of the Company and the Selling Shareholder satisfactory to you, as to the accuracy of the respective representations and warranties of the Company and the Selling Shareholder herein at and as of the Time of Delivery with the same effect as if made at the Time of Delivery, as to the performance by each of the Company and the Selling Shareholder of all of its respective obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as you may reasonably request, and each of the Company and the Selling Shareholder shall have furnished or caused to be furnished certificates of such officers as to such matters as you may reasonably request.

         (i) The representations and warranties of each of the Company, the Bank and the Selling Shareholder in this Agreement and in the certificates delivered by the Company and the Selling Shareholder pursuant to this Agreement shall be true and correct in all material respects when made and on and as of the Time of Delivery as if made at such time, and each of the Company, the Bank and the Selling Shareholder shall have performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by each of the Company, the Bank and the Selling Shareholder at or before the Time of Delivery.

         (j) The Common Stock shall continue to be listed on the American Stock Exchange.

         10.      INDEMNIFICATION AND CONTRIBUTION.

         (a) Each of the Company and the Bank, jointly and severally, agrees to indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by the Company or the Bank in Sections 1 or 2 of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or (iii) the omission of or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application of a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim,

                                       22-
damage, liability or action; provided, however, that neither the Company nor the Bank shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by the Underwriter or the Selling Shareholder expressly for use therein (which information is solely as set forth in Section 2(c) hereof). The foregoing provisions of this paragraph applicable to the Company and the Bank shall be equally applicable to the Selling Shareholder, provided that it shall be liable only with respect to statements made by or relating to it and only to the extent of the net proceeds received by Selling Shareholder for the sale of the Shares. None of the Company, the Bank or the Selling Shareholder will without the prior written consent of the Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not the Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

         (b) The Underwriter agrees to indemnify and hold harmless the Company, the Bank and the Selling Shareholder against any losses, claims, damages or liabilities to which the Company, the Bank and the Selling Shareholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company, the Bank or the Selling Shareholder by the Underwriter expressly for use therein (which information is solely as set forth in Section 2(c) hereof); and will reimburse the Company, the Bank and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company, the Bank and the Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under such subsection (a) or (b). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel

                                       23-
satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. Nothing in this
Section 10(c) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

         (d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriter on the other hand from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriter on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriter on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the Underwriter on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Shareholder and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection
(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other

                                       24-
expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The obligations of the Company and the Selling Shareholder under this Section 10 shall be in addition to any liability which the Company or the Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and employee of the Underwriter and to each person, if any, who controls the Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriter under this Section 10 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer, trustee and director of the Company and to each person, if any, who controls the Company or the Selling Shareholder within the meaning of the Act or the Exchange Act.

         11.      TERMINATION.

         (a) This Agreement may be terminated in the sole discretion of the Underwriter by notice to the Company given prior to the Time of Delivery in the event that (i) any condition to the obligations of the Underwriter set forth in
Section 9 hereof has not been satisfied, or (ii) the Selling Shareholder shall have failed, refused or been unable to deliver the Shares or the Company or the Selling Shareholder shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to the Time of Delivery, in either case other than by reason of a default by the Underwriter. If this Agreement is terminated pursuant to this Section 11(a), the Company and the Selling Shareholder will reimburse the Underwriter upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by it in connection with the proposed purchase and sale of the Shares.

         12. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, the Bank, the Selling Shareholder and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person referred to in Section 10(e) or the Company, or any officer, trustee or director or controlling person of the Company referred to in Section 10(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 8 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.


                                       25-

         13. NOTICES. All communications hereunder shall be in writing and, if sent to the Underwriter, shall be mailed, delivered or telegraphed and confirmed in writing to you in care of Advest, Inc., One Rockefeller Center, 20th Floor, New York, New York, 10281-1013, Attention: Thomas G. Rudkin (with a copy to Tyler Cooper & Alcorn, LLP, CityPlace 35th Floor, Hartford, Connecticut 06103-3488, Attention: William W. Bouton, III, Esq.; if to the Company shall be sufficient in all respects if mailed, delivered or telegraphed and confirmed in writing to Northeast Bancorp, 252 Center Street, Auburn, Maine 04210, Attention:
James D. Delamater, President (with a copy to Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., One Harbour Place, 777 South Harbour Island Boulevard, Tampa, Florida 33602, Attention: Richard A. Denmon, Esq.; and if to the Selling Shareholder, shall be sufficient in all respects if mailed, delivered or telegraphed and confirmed in writing to Square Lake Holding Corporation, 111 St. George Street, Suite 200, Moncton, New Brunswick, Canada, E1C 1T7, Attention:
Ronald J. Goguen (with a copy to Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., One Harbour Place, 777 South Harbour Island Boulevard, Tampa, Florida 33602, Attention: Richard A. Denmon, Esq.)

         14. BINDING EFFECT. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company, the Bank and the Selling Shareholder and to the extent provided in Sections 10 and 12 hereof, the officers, trustees, directors and employees and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any provisions regarding conflicts of laws.

         16. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         17. EFFECTIVE DATE. This Agreement shall become effective immediately on the date hereof.


                                       26-

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by the Underwriter, this letter will constitute a binding agreement among the Underwriter, the Company, the Bank and the Selling Shareholder.

                                 Very truly yours,


                                 NORTHEAST BANCORP



                                 By:_________________________
                                       Name:
                                       Title:


                                 NORTHEAST BANK, F.S.B.



                                 By:_________________________
                                       Name:
                                       Title:



                                       27-

                                       SQUARE LAKE HOLDING CORPORATION



                                       By:_________________________
                                             Name:
                                             Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above at
Hartford, Connecticut.

ADVEST, INC.




By:_________________________
      Name:
      Title:


                                       28-

                                    EXHIBIT A


                                  SUBSIDIARIES



1.       Northeast Bank, F.S.B.



                                       29-